UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2018

MOUNTAIN HIGH ACQUISITIONS CORP.

COLORADO	333-175825	27-3515499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 E. Greenway Parkway #103-412

Scottsdale, Arizona 85254

(Address of principal executive offices)

(303) 358-3840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Effective August 18, 2018 (the “Effective Date”), Mountain High Acquisitions Corp, (“MYHI”), on the one hand, and One Lab Co (“Labco”) and Alchemy Capital, LLC (the “Alchemy”), on the other hand, entered into an Exchange Agreement (the “Exchange Agreement”) pursuant to which Alchemy, the sole shareholder of Labco, agreed to exchange 100% of the capital stock of Labco for 88,000,000 restricted shares of MYHI (the “MYHI Shares”) in accordance with the following schedule: 20,000,000 MYHI shares at Closing and 68,000,000 MYHI Shares after certain equipment currently under order by Labco (the “Equipment”) is delivered to the lessee under a lease agreement between Labco and the lessee (the “Lease”). Additionally, Alchemy agreed to pay monthly lease payments of $25,000 to Labco beginning ten days after the Effective Date and until the Equipment is delivered. The Equipment consists of a state-of-the-art intermodal extraction laboratory engineered and designed specifically for processing cannabis.

The foregoing description of the terms of the Exchange Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Exchange Agreement, a copy of which is filed with this Form 8-K and incorporated herein by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On August 21, 2018, the transactions contemplated by the Exchange Agreement were consummated.

ITEM 3.02 Unregistered Sales of Equity Securities.

On August 21, 2018, the Company issued to Alchemy and four of its designees an aggregate of 20,000,000 MYHI shares. Such shares were issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Such reliance was based on the fact that the issuance of such shares did not involve a public offering.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 18, 2018, pursuant to the Exchange Agreement, Matt Walker and Raymond Watt were appointed to the Board of Directors of MYHI as designees of Labco for a period of one year. One additional designee of Labco will be appointed to the Board after the Equipment is delivered.

ITEM 8.01 Other Events.

On August 21, 2018, MYHI issued a press release with respect to the Exchange Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Any financial statements required hereunder shall be filed by amendment.

(d)	Exhibits	Document Description
	10.01	Exchange Agreement
	99.1	Press Release with respect to the Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2018	MOUNTAIN HIGH ACQUISITIONS CORP. By: /s/ Richard G. Stifel Richard G. Stifel, Chief Financial Officer